UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Adams Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 641-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	XENT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 4, 2020, Intersect ENT, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Of the 32.5 million outstanding shares of the Company’s common stock that could be voted at the Annual Meeting, 25.4 million shares, or approximately 78%, were represented at the Annual Meeting in person or by proxy, which constituted a quorum. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tabulation of the number of votes cast. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2020.

Proposal 1: Each of the seven directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2021 Annual Meeting or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Kieran T. Gallahue	21,071,383	851,303	3,525,146
Thomas A. West	21,797,230	125,456	3,525,146
Teresa L. Kline	21,638,252	284,434	3,525,146
Cynthia L. Lucchese	21,571,698	350,988	3,525,146
Dana G. Mead, Jr.	21,560,951	361,735	3,525,146
Frederic H. Moll, M.D.	21,538,790	383,896	3,525,146
W. Anthony Vernon	21,464,009	458,677	3,525,146

Proposal 2: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
25,257,573	164,485	25,774	—

Proposal 3: The amendment to the Company’s Certificate of Incorporation to add a federal forum selection provision was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
18,330,285	3,565,530	26,871	3,525,146

Proposal 4: The advisory vote on executive compensation as described in the Company’s definite proxy statement was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
19,107,041	2,787,403	28,242	3,525,146

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.

Dated: June 5, 2020	By:	/s/ David A. Lehman
David A. Lehman
General Counsel and Secretary